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                                                                   EXHIBIT 10.41

                                 AMENDMENT NO. 4

         THIS AMENDMENT NO. 4 (this "Amendment") dated as of March 30, 2000, to the Credit Agreement referenced below, is by and among RailWorks Corporation, a Delaware corporation (the "Domestic Borrower"), the Subsidiaries of the Borrower identified herein, the Lenders identified herein, and Bank of America, N.A., as Domestic Administrative Agent. Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

                                   WITNESSETH

         WHEREAS, a $105 million credit facility has been extended to the Domestic Borrower and certain of its Subsidiaries pursuant to the terms of that Amended and Restated Credit Agreement dated as of August 5, 1999 (as amended and modified, the "Credit Agreement") among the Domestic Borrower, certain of its Subsidiaries identified therein, the lenders identified therein, First Union National Bank, as Documentation Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America, N.A., as Domestic Administrative Agent;

         WHEREAS, the Domestic Borrower has requested certain modifications to the Credit Agreement;

         WHEREAS, the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       The Credit Agreement is amended in the following respects:

         1.1 The definition of "Consolidated EBITDA" in the Credit Agreement is hereby amended to read as follows:

                  "Consolidated EBITDA" means, for any period for the Consolidated Group, the sum of Consolidated Net Income plus Consolidated Interest Expense plus all provisions for any federal, state or other domestic and foreign income taxes plus depreciation and amortization, in each case on a consolidated basis determined in accordance with GAAP applied on a consistent basis, but excluding for purposes hereof extraordinary gains and losses and related tax effects thereon.

         1.2 The definition of "Consolidated Fixed Charges" in the Credit Agreement is hereby amended to read as follows:

                  "Consolidated Fixed Charges" means, for any period for the Consolidated Group, the sum of the cash portion of Consolidated Interest Expenses plus Restricted Payments plus scheduled current maturities of Funded Debt (other that the Obligations) plus fifteen percent (15%) of the Obligations outstanding on the date of determination, in each case on a consolidated basis determine in accordance with GAAP applied on a consolidated basis. Except as otherwise expressly provided, the applicable period shall be for the four consecutive fiscal quarters ending as of the date of determination.

         1.3 Clauses (c) and (d) in Section 8.4 of the Credit Agreement are renumbered as clauses (d) and (e) thereof, respectively, and a new clause (c) is added thereto to read as follows:

                  (c) the maximum amount of earn-out payments paid in any fiscal year in connection with Acquisitions shall not exceed $15,000,000 in the aggregate;


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         2.       The Required Lenders hereby consent to the incurrence by the
Domestic Borrower, and the guaranty thereof by the Domestic Subsidiaries, of up to $100,000,000 of Funded Debt under a term loan credit facility, provided that
(a) the terms and conditions of the term loan credit facility are substantially similar to the terms and conditions set forth in the Summary of Terms attached hereto as Schedule A and (b) the proceeds of the term loan credit facility shall be used to repay the outstanding loans under the Credit Agreement and the existing $30 million term loan credit facility. In addition, the Required Lenders hereby consent and agree that the term loan credit facility may be secured by Liens on the Property of the Domestic Borrower and the Domestic Subsidiaries provided that (a) such Liens secure the obligations under the term loan credit facility on a pari passu basis with the obligations under the Credit Documents, (b) such Liens are on the same Property as to which the Lenders also have a Lien and (c) such Liens are subject to an intercreditor agreement which shall be in form and substance satisfactory to the Required Lenders.

         3. The Credit Parties hereby affirm (i) the representations and warranties set out in Section 6 of the Credit Agreement are true and correct in all material respects as of the date hereof (except those which expressly relate to an earlier period) and (ii) no Default or Event of Default presently exists.

         4. Except as modified hereby, all of the terms and provisions of the Credit Agreement (including Schedules and Exhibits) shall remain in full force and effect.

         5. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         6. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of New York.

                  [Remainder of Page Intentionally Left Blank]


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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment No. 4 to be duly executed and delivered as of the date first above written.

BORROWER:                  RAILWORKS CORPORATION,
                           a Delaware corporation

                           By:
                              ---------------------------------
                           Name:    Michael R. Azarela
                           Title:   Executive Vice President and
                                    Chief Financial Officer

CANADIAN
BORROWERS:                 GANTREX RW COMPANY,
                           a Nova Scotia unlimited liability company

                           By:
                              ---------------------------------
                           Name:    Michael R. Azarela
                           Title:   Executive Vice President and
                                    Chief Financial Officer

                           RAILWORKS CANADA COMPANY,
                           a Nova Scotia unlimited liability company

                           By:
                              ---------------------------------
                           Name:    Michael R. Azarela
                           Title:   Executive Vice President and
                                    Chief Financial Officer

                           [Signature Pages Continue]


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DOMESTIC
GUARANTORS:                ALPHA-KEYSTONE ENGINEERING, INC.,
                           a Pennsylvania corporation
                           ANNEX RAILROAD BUILDERS, INC.,
                           an Indiana corporation
                           BIRMINGHAM WOOD, INC.,
                           an Alabama corporation
                           COMSTOCK HOLDINGS INC.,
                           a Delaware corporation
                           COMTRAK CONSTRUCTION, INC.,
                           a Georgia corporation
                           CONDON BROTHERS, INC.,
                           a Washington corporation
                           CPI CONCRETE PRODUCTS INCORPORATED,
                           a Tennessee corporation
                           EARL CAMPBELL CONSTRUCTION COMPANY, INC., a Texas corporation
                           FCM RAIL, LTD., a Michigan corporation
                           RAILWORKS TRANSIT, INC.,
                           a New York corporation
                           GANTREX CORPORATION,
                           a Pennsylvania corporation
                           H.P. MCGINLEY INC.,
                           a Pennsylvania corporation
                           IMPULSE ENTERPRISES OF NEW YORK, INC.,
                           a New York corporation
                           KENNEDY RAILROAD BUILDERS, INC.,
                           a Pennsylvania corporation
                           M-TRACK ENTERPRISES, INC.,
                           a New York corporation
                           MCCORD TREATED WOOD, INC.,
                           an Alabama corporation
                           MERIT RAILROAD CONTRACTORS, INC.,
                           a Missouri corporation
                           MIDWEST CONSTRUCTION SERVICES, INC.,
                           an Indiana corporation
                           MIDWEST RAILROAD CONSTRUCTION & MAINTENANCE
                           CORPORATION OF WYOMING, a Wyoming corporation
                           MINNESOTA RAILROAD SERVICE, INC.,
                           a Tennessee corporation

                           By:
                              --------------------------------------
                           Name:    Michael R. Azarela
                           Title:   Executive Vice President of each
                                    of the foregoing Guarantors

                           [Signature Pages Continue]


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                           NEOSHO ASIA, INC.,
                           a Kansas corporation
                           NEOSHO CENTRAL AMERICA, INC.,
                           a Kansas corporation
                           NEOSHO CONSTRUCTION COMPANY, INCORPORATED, a Kansas corporation
                           NEOSHO CONTRACTORS, INC.,
                           a Wyoming corporation NEOSHO INCORPORATED, a Kansas corporation
                           NEOSHO INTERNATIONAL, INC.,
                           a Kansas corporation
                           NEW ENGLAND RAILROAD CONSTRUCTION CO., INC., a Connecticut corporation
                           NORTHERN RAIL SERVICE AND SUPPLY COMPANY, INC., a Michigan corporation
                           NEOSHO RAIL SERVICES, INC.,
                           a Kansas corporation
                           RAILCORP, INC.,
                           an Ohio corporation
                           RAILROAD SERVICE, INC.,
                           a Nevada corporation
                           SHELDON ELECTRIC, INC.,
                           a Delaware corporation
                           SOUTHERN INDIANA WOOD PRESERVING CO., INC., an Indiana corporation
                           TWIGG CORPORATION,
                           a Maryland corporation U.S.
                           RAILWAY SUPPLY, INC.,
                           an Indiana corporation
                           U.S. TRACKWORKS, INC.,
                           a Michigan corporation
                           V&R ELECTRICAL CONTRACTORS, INC.,
                           a New York corporation
                           WM. A. SMITH CONSTRUCTION CO., INC.,
                           a Texas corporation
                           WOOD WASTE ENERGY, INC.,
                           a Virginia corporation
                           W.T. BYLER CO., INC.,
                           a Texas corporation

                           By:
                              --------------------------------------
                           Name:    Michael R. Azarela
                           Title:   Executive Vice President of each
                                    of the foregoing Guarantors

                               [Signature Pages Continue]


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                           L.K. COMSTOCK & COMPANY, INC.,
                           a New York corporation

                           By:
                              -------------------------------------------
                           Name:    C. William Moore
                           Title:   Chief Executive Officer and President

                           F&V METRO RW, INC.,
                           a Delaware corporation
                           RAILWORKS CANADA, INC.
                           a Delaware corporation

                           By:
                              -------------------------------------------
                           Name:    John P. Nuzzo
                           Title:   Assistant Secretary of each
                                    of the foregoing Guarantors

                           By:
                              -------------------------------------------
                           Name:    Michael R. Azarela
                           Title:   Executive Vice President of each
                                    of the foregoing Guarantors

                           DURA-WOOD, LLC,
                           a Delaware limited liability company

                           By:      MCCORD TREATED WOOD, INC.,
                                    an Alabama corporation,
                                    its managing member

                                    By:
                                       ----------------------------------
                                    Name:   Michael R. Azarela
                                    Title:  Executive Vice President

                                          [Signature Pages Continue]


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CANADIAN
GUARANTORS:                GANTREX GROUP, LTD.,
                           an Ontario corporation
                           GANTREX HOLDINGS-CANADA, INC.,
                           a Nova Scotia corporation
                           GANTREX LIMITED,
                           an Ontario corporation
                           GANTREX SYSTEMS LIMITED,
                           an Ontario corporation
                           PACIFIC NORTHERN RAIL CONTRACTORS CORP., a British Columbia company
                           PACIFIC NORTHERN RAIL CONTRACTORS HOLDINGS LTD., a British Columbia company
                           PACIFIC NORTHERN RAIL RW, INCORPORATED,
                           a Nova Scotia corporation
                           PNR LEASING LTD.,
                           a British Columbia company
                           PNR INVESTMENTS LTD.,
                           a British Columbia company

                           By:
                               --------------------------------------
                           Name:    Michael R. Azarela
                           Title:   Executive Vice President of each
                                    of the foregoing Guarantors

                                 [Signature Pages Continue]


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LENDERS:                   BANK OF AMERICA, N.A.,
                           individually in its capacity as a
                           Lender and in its capacity as Administrative Agent

                           By:
                              --------------------------------
                           Name:
                           Title:

                           FIRST UNION NATIONAL BANK

                           By:
                              --------------------------------
                           Name:
                           Title:

                           SUMMIT BANK

                           By:
                              --------------------------------
                           Name:
                           Title:

                           FLEET BANK, N.A.

                           By:
                              --------------------------------
                           Name:
                           Title:

                           KEY BANK NATIONAL ASSOCIATION

                           By:
                              --------------------------------
                           Name:
                           Title:

                           BANK ONE, MICHIGAN

                           By:
                              --------------------------------
                           Name:
                           Title:

                           M&T BANK

                           By:
                              --------------------------------
                           Name:
                           Title:


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                            BANK OF AMERICA CANADA,
                            individually in its capacity as a Lender and in its capacity as Canadian Administrative Agent

                            By:
                               ---------------------------------
                            Name:
                            Title:

                            CONGRESS FINANCIAL CORPORATION [CANADA]

                            By:
                               ---------------------------------
                            Name:
                            Title:


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                                    EXHIBIT A

            Summary of Term of $100,000,000 Term Loan Credit Facility










































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